UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 15, 2024

DiamondRock Hospitality Company

(Exact name of registrant as specified in charter)

Maryland	001-32514	20-1180098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Bethesda Metro Center, Suite 1400

Bethesda, MD 20814

(Address of Principal Executive Offices) (Zip Code)

(240) 744-1150

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	DRH	New York Stock Exchange
8.250% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share	DRH Pr A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 15, 2024, DiamondRock Hospitality Company (the “Company”) announced leadership changes and a simplified organizational structure, including (i) the appointment of Jeffrey J. Donnelly as Chief Executive Officer of the Company, (ii) the appointment of Briony R. Quinn as Executive Vice President, Chief Financial Officer and Treasurer of the Company and (iii) the appointment of Justin L. Leonard as President of the Company, all effective as of April 15, 2024. Ms. Quinn will serve as both the Company’s principal financial officer and principal accounting officer and Mr. Leonard will also maintain his role as Chief Operating Officer and will assume the responsibilities previously overseen by Troy G. Furbay. In connection with these appointments, the Company announced (i) the departure of Mark W. Brugger as President and Chief Executive Officer of the Company and (ii) the departure of Troy G. Furbay as Executive Vice President and Chief Investment Officer of the Company, each effective as of April 15, 2024. Mr. Brugger co-founded the Company in 2004, was instrumental in its initial public offering in 2005, and successfully led the Company as chief executive officer for over 15 years to become a leading lodging real estate investment trust.

The Company’s board of directors (the “Board”) has withdrawn Mr. Brugger’s nomination for election as a director at the Company’s upcoming annual meeting of stockholders to be held on May 1, 2024 (the “Annual Meeting”). The Board expects to elect Mr. Donnelly to the Board after the Annual Meeting.

Jeffrey J. Donnelly, age 53, joined the Company as Executive Vice President and Chief Financial Officer in August 2019. Prior to joining the Company, Mr. Donnelly was Managing Director of Equity Research at Wells Fargo Securities where he co-founded Wells Fargo’s Real Estate & Lodging Equity Research Platform and had direct responsibility for over $45 billion of equity transactions over his 22-year career. Prior to Wells Fargo, Mr. Donnelly was Assistant Vice President at AEW Capital Management, L.P. where he had asset management responsibility for a 15 million square foot diversified commercial real estate portfolio and executed property and capital market transactions exceeding $5 billion. Mr. Donnelly is a Chartered Financial Analyst (CFA) and Certified Management Accountant (CMA). He earned a B.B.A. in Finance from The George Washington University and is Founder and Trustee of The Rubinstein-Taybi Syndrome Children’s Foundation (RTSCF), a 501(c)3 foundation.

Briony R. Quinn, age 51, served as the Company’s Senior Vice President and Treasurer since March 2018. Ms. Quinn joined the Company in 2007 as Assistant Controller and was promoted to Vice President and Corporate Controller in 2008 and to Chief Accounting Officer in 2014. Prior to the Company, Ms. Quinn was the Vice President of Finance and Accounting for Meristar Hospitality Corporation, a publicly-traded lodging real estate investment trust. Ms. Quinn is a former certified public accountant and has previously held roles at a number of audit and consulting firms, including Arthur Andersen and Beers & Cutler. Ms. Quinn holds a B.S. in Accounting with a minor in Finance from Providence College.

Justin L. Leonard, age 46, joined the Company as Executive Vice President and Chief Operating Officer in July 2022. Prior to joining the Company, Mr. Leonard was at Walton Street Capital for 23 years, most recently as a Senior Principal where he was responsible for the oversight of the firm’s hotel investments. During his tenure at Walton Street, Mr. Leonard was involved in over $3 billon of hospitality transactions and directed the asset management of 60 branded and independent hotels totaling over 20,000 rooms. Mr. Leonard holds a B.B.A. in Real Estate from the University of Wisconsin-Madison.

The Company expects that each of Mr. Donnelly, Ms. Quinn and Mr. Leonard will enter into amended and restated severance agreements with the Company.

In connection with their departures from the Company and following their execution and delivery of a release in favor of the Company, each of Mr. Brugger and Mr. Furbay will receive payments and benefits, including vesting of unvested equity awards, consistent with their respective severance agreements in the case of a termination without cause or resignation with good reason (each as defined in their respective severance agreements).

Item 7.01	Regulation FD Disclosure.

A copy of the press release issued by the Company to announce the leadership changes described above is furnished as Exhibit 99.1 to this Current Report and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended, regardless of any incorporation by reference language in any such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are included with this report:

Exhibit No.	Description
99.1	Press Release
104	Cover Page Interactive Data File

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2024	DIAMONDROCK HOSPITALITY COMPANY

	By	/s/ William J. Tennis
William J. Tennis
Executive Vice President, General Counsel and Corporate Secretary